Exhibit 99.1
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                              CAMDEN MINES LIMITED
                              --------------------

                      2004 STOCK OPTION AND INCENTIVE PLAN
                      ------------------------------------

1.     Purposes of the Plan.
----------------------------

       The purposes of this Plan are to (i) attract and retain the best available personnel for positions of responsibility within Camden Mines Limited (the "Company"), (ii) provide additional incentives to Employees of the Company,
(iii) provide Directors, Consultants and Advisors of the Company with an opportunity to acquire a proprietary interest in the Company to encourage their continued provision of services to the Company and to provide such persons with incentives and rewards for superior performance more directly linked to the profitability of the Company's business and increases in shareholder value, and
(iv) generally to promote the success of the Company's business and the interests of the Company and all of its stockholders, through the grant of options to purchase shares of the Company's Common Stock and other incentives.

       Incentive benefits granted hereunder may be either Incentive Stock Options, Non-qualified Stock Options, stock awards, Restricted Shares, cash awards or other incentives determined by the board, as such terms are hereinafter defined. The types of options or other incentives granted shall be reflected in the terms of written agreements.

2.     Definitions.
-------------------

       As used herein, the following definitions shall apply:

       2.1    "Board" shall mean the Board of Directors of Camden Mines Limited.
               -----

       2.2    "Change of Control"  means a change in ownership or control of the
               -----------------
Company effected through any of the following transactions:

              (a) the direct or indirect acquisition by any person or related group of persons (other than by the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders, or other transaction, in each case which the Board does not recommend such shareholders to accept; or

              (b) a change in the composition of the Board over a period of 12 consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board; or

              (c)    a Corporate Transaction as defined below.



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                                        2



       2.3    "Code"  shall  mean  the US  Internal  Revenue  Code or  analogous
               ----
legislation, as amended from time to time, and the rules and regulations promulgated thereunder.

       2.4    "Committee"  shall mean the  Committee  constituting  the Board in
               ---------
accordance with Section 4.1 of the Plan, if one is appointed.

       2.5    "Common  Stock" or  "Common  Shares"  shall mean (i) shares of the
               -------------       --------------
common stock, no par value, of the Company described in the Company's Articles of Incorporation, as amended, and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in
Section 12 of this Plan.

       2.6    "Company" shall mean Camden Mines Limited,  a Nevada  corporation,
               -------
and shall include any parent or subsidiary corporation of the Company.

       2.7    "Consultants"   and  "Advisors"  shall  include  any  third  party
               -----------          --------
retained or engaged by the Company to provide service to the Company, including any employee of such third party providing such services.

       2.8    "Corporate    Transaction"    means    any   of   the    following
               ------------------------
shareholder-approved transactions to which the Company is a party:

              (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

              (b)    the  sale,   transfer  or  other   disposition  of  all  or
substantially all of the assets of the Company in complete liquidation or dissolution of the Company; or

              (c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

       2.9    "Date of  Grant"  means  the date  specified  by the  Board or the
               --------------
Committee on which a grant of Options, Stock Appreciation Rights, Performance Shares of Performance Units or a grant or sale of Restricted Shares or Deferred Shares shall become effective.

       2.10   "Deferral  Period" means the period of time during which  Deferred
               ----------------
Shares are subject to deferral limitations under Section 9.3 of this Plan.

       2.11   "Deferred  Shares"  means an award  pursuant  to Section 9 of this
               ----------------
Plan of the right to receive Common Shares at the end of a specified Deferral Period.

       2.12   "Director" shall mean a member of the Board.
               --------



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                                        3



       2.13   "Effective  Date"  shall  have the  meaning  ascribed  thereto  in
               ---------------
Section 6.

       2.14   "Employee"   shall  mean  any  person,   including   officers  and
               --------
directors, employed by the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company. For inclusiveness purposes, but not having legal effect as to obligations and liabilities, Employee in this Agreement may also encompass Consultants and Advisors where such is appropriate or where such is intended by the Board or by a particular grant hereunder.

       2.15   "Exchange Act" shall mean the Securities  Exchange Act of 1934, as
               ------------
amended, and all pertinent rules and regulations.

       2.16   "Fair Market  Value" shall mean,  with respect to the date a given
               ------------------
Option or other incentive is granted or exercised, the value of the Common Stock determined by the Board in such manner as it may deem equitable for Plan purposes but, in the case of an Incentive Stock Option, no less than is required by applicable laws or regulations; provided, however, that where there is a public market for the Common Stock, the Fair Market Value per share shall be not less than the closing price for the Common Stock on the last trading day preceding the Date of Grant, as reported by the National Association of Securities Dealers Automated Quotation System - Small Cap or National Markets or the National Association of Security Dealers Over the Counter Bulletin Board or other exchange on which the Company is listed and as determined by the Board; provided, further, that if the Common Stock is not listed on any exchange, the Fair Market Value per share shall not be less than the average of the means between the bid and asked prices quoted on each such date by any two independent persons or entities making a market for the Common Stock, such persons or entities to be selected by the Board.

       2.17   "Incentive Agreement" shall mean the written agreement between the
               -------------------
Company and the Participant relating to Incentive Stock Options, Non-qualified Stock Options, stock awards, Restricted Shares and cash awards granted under the Plan, and shall include an Incentive Stock Option Agreement, Non-qualified Stock Option Agreement or other form of Agreement which may be approved by the Board.

       2.18   "Incentive Award" shall mean the award of one or more Incentives.
               ---------------

       2.19   "Incentive Stock Option" shall mean an Option which is intended to
               ----------------------
qualify as an incentive stock option within the meaning of Section 422 of the Code, or any successor provision thereto.

       2.20   "Incentives"  shall mean  those  incentive  benefits  which may be
               ----------
granted from time to time under the terms of the Plan which include Incentive Stock Options, Non-qualified Stock Options, stock awards, Restricted Shares and cash awards.

       2.21   "Management  Objectives"  means  the  achievement  of  performance
               ----------------------
objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Board or the Committee, Restricted Shares.

       2.22   "Non-qualified  Stock Option" means an Option that is not intended
               ---------------------------
to qualify as a Tax-Qualified Option.



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                                        4



       2.23   "Option  Price" means the purchase price payable upon the exercise
               -------------
of an Option.

       2.24   "Option"  means  the  right to  purchase  Common  Shares  from the
               ------
Company upon the exercise of a Non-qualified Stock Option or a Tax-Qualified Option granted pursuant to Section 7 of this Plan.

       2.25   "Optioned Stock" shall mean the Common Stock subject to an Option.
               --------------

       2.26   "Option  Term"  shall have the  meaning  ascribed to it in Section
               ------------
7.3.

       2.27   "Optionee" shall mean an Employee, Director, Consultant or Advisor
               --------
of the Company who has been granted one or more Options.

       2.28   "Parent"  shall  mean  a  "parent  corporation,"  whether  now  or
               ------
hereafter existing, as defined in Section 424(e) of the Code.

       2.29   "Participant"  means a person  who is  selected  by the Board or a
               -----------
Committee to receive benefits under this Plan and (i) is at that time an officer, including without limitation an officer who may also be a member of the Board, director, or other employee of, or a Consultant or Advisor, to the Company, or (ii) has agreed to commence serving in any such capacity.

       2.30   "Performance  Period" means, in respect of a Performance  Share or
               -------------------
Performance Unit, a period of time established pursuant to Section 10 of this Plan within which the Management objectives relating thereto are to be achieved.

       2.31   "Performance  Share"  means a  bookkeeping  entry that records the
               ------------------
equivalent of one Common Share awarded pursuant to Section 10 of this Plan.

       2.32   "Performance  Unit" means a bookkeeping  entry that records a unit
               -----------------
equivalent to the Board selected monetary unit awarded pursuant to Section 10 of this Plan.

       2.33   "Plan" shall mean this Stock Option and Incentive Plan, as amended
               ----
from time to time in accordance with the terms hereof.

       2.34   "Restricted  Shares" means Common Shares  granted or sold pursuant
               ------------------
to section 8 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 8.9 hereof has expired.

       2.35   "Rule 16b-3"  means Rule 16b-3,  as  promulgated  and amended from
               ----------
time to time by the Securities and Exchange Commission under the Exchange Act, or any successor rule to the same effect.

       2.36   "Share"  shall mean a share of the Common  Stock,  as  adjusted in
               -----
accordance with Section 11 of the Plan.

       2.37   "Subsidiary" shall mean a "subsidiary corporation," whether now or
               ----------
hereafter existing, as defined in Section 424(f) of the Code.



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                                        5



       2.38   "Tax Date"  shall mean the date an Optionee is required to pay the
               --------
Company an amount with respect to tax withholding obligations in connection with the exercise of an option.

       2.39   "Tax-Qualified Option" means an Option that is intended to qualify
               --------------------
under particular provisions of the Code, including without limitation an Incentive Stock Option.

       2.40   "Termination  Date"  shall have the  meaning  ascribed  thereto in
               -----------------
Section 6.

3.     Common Stock Subject to the Plan.
----------------------------------------

       3.1 Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold or otherwise awarded under the Plan is Twenty Million (20,000,000) Common Shares. Any Common Shares available for grants and awards at the end of any calendar year shall be carried over and shall be available for grants and awards in the subsequent calendar year. For the purposes of this Section 3:

              (a) Upon payment of cash in lieu of exercise provided by any award granted under this Plan, or upon expiration or cancellation of any award granted under this Plan, any Common Shares that were covered by such award and not issued shall again be available for issuance hereunder.

              (b) Common Shares covered by any award granted under this Plan shall be deemed to have been issued or transferred, and shall cease to be available for future issuance or transfer in respect of any other award granted hereunder, at the earlier of the time when they are actually issued or transferred or the time when dividends or dividend equivalents are paid thereon; provided, however, that Restricted Shares shall be deemed to have been issued or transferred at the earlier of the time when they cease to be subject to a substantial risk of forfeiture or the time when dividends are paid thereon.

              (c) Performance Units that are granted under this Plan and are paid in Common Shares but are not earned by the Participant at the end of the Performance Period shall be available for future grants of incentives hereunder.


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                                        6



4.     Administration of the Plan.
----------------------------------

       4.1    Procedure.
              ----------

              (a) The Board shall administer the Plan and is the body responsible for the Plan; provided, however, that the Board may appoint a Committee consisting solely of two (2) or more "Non-Employee Directors" to conduct day-to-day administration of the Plan on behalf of the Board, in accordance with Rule 16b-3 and subject to the authority of the Board.

              (b) Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), appoint new members in substitution therefor, and fill vacancies however caused; provided, however, that at no time may any person serve on the Committee if that person's membership would cause the committee not to satisfy the requirements of Rule 16b-3.

              (c) A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee.

              (d) Any reference herein to the Board shall, where appropriate, encompass a Committee appointed to administer the Plan in accordance with this
Section 4.

       4.2    Power of the Board or the Committee
              -----------------------------------

              (a) Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Options or Incentive Awards to Participants; (ii) to determine, upon review of relevant information and in accordance with Section 2.16 of the Plan, the Fair Market Value of the Common stock; (iii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 7.14 of the Plan; (iv) to determine the number of Common Shares to be represented by each Option or Incentive Award; (v) to determine the Participants to whom, and the time or times at which, Options and Incentive Awards shall be granted; (vi) to interpret the Plan; (vii) to prescribe, amend and rescind rules and regulations relating to the Plan; (viii) to determine the terms and provisions of each Option and Incentive Award granted (which need not be identical) and, with the consent of the grantee thereof, modify or amend such Option or Incentive Award;
(ix) to accelerate or defer (with the consent of the grantee) the exercise date of any Option or Incentive Award; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option or Incentive Award previously granted by the Board; (xi) to accept or reject the election made by a grantee pursuant to Section 7.5 of the Plan; and
(xii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

              (b) The Board or a Committee may delegate to an officer of the Company the authority to make decisions pursuant to this Plan, provided that no such delegation may be made that would cause any award or other transaction under the Plan to cease to be exempt from Section 16(b) of the Exchange Act. A Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.



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                                        7



       4.3    Effect  of  Board  or  Committee  Decisions.   All  decisions  and
              -------------------------------------------
determinations and the interpretation and construction by the Board or a Committee of any provision of this Plan or any agreement, notification or document evidencing the grant of Options, Restricted Shares, Deferred Shares, Performance Shares or Performance Units, and any determination by the Board or a Committee pursuant to any provision of this plan or any such agreement, notification or document, shall be final, binding and conclusive with respect to all grantees and any other holders of any Option or Incentive Award granted under the Plan. No member of the Board or a Committee shall be liable for any such action taken or determination made in good faith.

5.     Eligibility.
-------------------

       Consistent with the Plan's purposes, Options and Incentive Awards may be granted only to such Directors, Officers, Employees, Consultants and Advisors of the Company as determined by the Board. Subject to the terms of the Plan, an Employee, Officer, Director, Consultant or Advisor who has been granted an Option or Incentive Award may, if he is otherwise eligible, be granted an additional Option or Incentive Award.

6.     Board Approval; Effective Date; Termination Date.
--------------------------------------------------------

       The Plan shall take effect on September 3, 2004 (the "Effective Date"). The Plan shall terminate on September 3, 2014 (the "Termination Date"); accordingly, no Incentive Award or Option under this Plan may be granted after the Termination Date but the term of an award may extend beyond the Plan Termination Date.

7.     Stock Options.
---------------------

       The Board or the Committee may from time to time authorize grants to Participants of Options to purchase Common Shares upon such terms and conditions as the Board or the Committee may determine in accordance with the following provisions:

       7.1    Options to be Granted; Terms.
              -----------------------------

              (a)    Options   granted   pursuant  to  this  Section  7  may  be
Non-qualified Stock Options or Tax-Qualified Options or combinations thereof. The Board or the Committee shall determine the specific terms of Options.

              (b) Each grant shall specify the period or periods of continuous employment, or continuous engagement of the consulting or advisory services, of the Optionee by the Company or any Subsidiary that are necessary before the Options or installments thereof shall become exercisable.

              (c) Any grant of a Non-qualified Stock Option may provide for the payment to the Optionee of dividend equivalent thereon in cash or Common Shares on a current, deferred or contingent basis, or the Board or the Committee may provide that any dividend equivalents shall be credited against the Option Price.



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                                        8



       7.2    Number of Shares Subject to Options.  Each grant shall specify the
              ------------------------------------
number of Common Shares to which it pertains. Successive grants may be made to the same Optionee regardless of whether any Options previously granted to the Optionee remain unexercised.

       7.3    Term  of  Option;  Earlier  Termination.  Subject  to the  further
              ----------------------------------------
provisions of this Section 7, unless otherwise provided in the Option Agreement, the term (the "Option Term") of each Option shall be five (5) years from the Date of Grant.

       7.4    Exercise Price.
              ---------------

              (a) Each grant shall specify an Option Price per Common Share for the Common Share to be issued pursuant to exercise of an Option, which shall be determined by the Board or the Committee. Unless otherwise determined by the Board an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value per share on the Date of Grant, and in the case of a Non-qualified Stock Option shall be no less than seventy-five percent (75%) of the Fair Market Value per share on the Date of Grant.

              (b) With respect to Incentive Stock Options, the aggregate Fair Market Value (determined as of the respective Date or Dates of Grant) of the Common Shares for which one or more options granted to any Optionee under this Plan may for the first time become exercisable as Incentive Stock Options under the federal tax laws during any one calendar year (under all employee benefit plans of the Company) shall not exceed $100,000. To the extent that the Optionee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Stock Options under the deferral tax laws shall be applied on the basis of the order in which such options are granted. Should the number of Common Shares for which any Incentive Stock Option first becomes exercisable in any calendar year exceed the applicable $100,000 limitation, then that Option may nevertheless be exercised in such calendar year for the excess number of Shares as a Non-qualified Stock Option under the federal tax laws.

       7.5    Payment for Shares. The price of an exercised Option and any taxes
              -------------------
attributable to the delivery of Common Stock under the Plan, or portion thereof, shall be paid as follows:

              (a) Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of United States currency or check or other cash equivalent acceptable to the Company, (ii) nonforfeitable, unrestricted or restricted Common Shares, which are already owned by the Optionee and have a market referenced value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration that the Board or the Committee may deem appropriate, including without limitation any form of consideration authorized pursuant to this Section 7 on such basis as the Board or the Committee may determine in accordance with this Plan, and (iv) any combination of the foregoing. The Board (or Committee) in its sole discretion may permit a so-called "cashless exercise" (net exercise) of the Options.

              In the event of a cashless exercise of the Option the Company shall issue the Option holder the number of Shares determined as follows:



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                                        9



              X = Y (A-B)/A
where:

              X = the number of Shares to be issued to the Optionholder.

              Y = the number of Shares with respect to which the Option is being exercised.

              A = the average of the closing sale prices of the Common Stock for the five (5) Trading Days immediately prior to (but not including) the Date of Exercise.

              B = the Exercise Price.

              (b) Any grant of a Non-qualified Stock Option may provide that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are not subject to risk of forfeiture or restrictions on transfer in the manner determined by the Board. Unless otherwise determined by the Board or the Committee on or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 7.5(b), the Common Shares received by the Optionee upon the exercise of the Non-qualified Stock Option shall be subject to the same risks of forfeiture as those that applied to the consideration surrendered by the Optionee; provided, however, that such risks of forfeiture shall apply only to the same number of Common Shares received by the Optionee as applied to the forfeitable Common Shares surrendered by the Optionee.

              (c) Any grant may allow for deferred payment of the Option Price through a sale and remittance procedure by which a Participant shall provide concurrent irrevocable written instructions to (i) a Company-designated brokerage firm to effect the immediate sale of the purchased Common Shares and remit to the company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Option Price payable for the purchased Common Share, and (ii) the Company to deliver the certificates for the purchased Common Shares directly to such brokerage firm to complete the sale transaction.

              (d) The Board or Committee shall determine acceptable methods for tendering Common Stock as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Common Stock to exercise an Option as it deems appropriate.

       7.6    Rights as a  Stockholder.  Until the issuance (as evidenced by the
              -------------------------
appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Common Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or the right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

       7.7    Loans or Installment Payments; Bonuses.
              ---------------------------------------



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                                       10



              (a) The Board or the Committee may, in its discretion, assist any Participant in the exercise of one or more awards under the plan, including the satisfaction of any federal, state, local and foreign income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Company to such Participant; or (ii) permitting the participant to pay the exercise price or purchase price for the purchased shares in installments; or (iii) a guaranty by the Company of a loan obtained by the Optionee from a third party; or (iv) granting a cash bonus to the Participant to enable the Participant to pay federal, state, local and foreign income and employment tax obligations arising from an award.

              (b) Any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Board or the Committee specifies in the applicable Incentive Agreement or otherwise deems appropriate under the circumstances. Loans or installment payments may be authorized with or without security or collateral. However, the maximum credit available to the Participant may not exceed the exercise or purchase price of the acquired shares (less the par value of such shares) plus any federal, state and local income and employment tax liability incurred by the Participant in connection with the acquisition of such shares. The amount of any bonus shall be determined by the Board or the Committee in its sole discretion under the circumstances.

              (c) The Board or the Committee may, in its absolute discretion, determine that one or more loans extended under this financial assistance program may be subject to forgiveness by the Company in whole or in part upon such terms and conditions as the Board or the Committee may deem appropriate; provided, however, that the Board or the Committee shall not forgive that portion of any loan owed to cover the par value of the Common Shares.

       7.8    Exercise of Option.
              -------------------

              (a)    Procedure for Exercise.
                     -----------------------

                     (i) Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. Unless otherwise determined by the Board at the time of grant, an Option may be exercised in whole or in part. An Option may not be exercised for a fraction of a share.

                     (ii) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Common Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 7.5 of the Plan.

                     (iii) Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Common Shares as to which the Option is exercised.

              (b)    Termination  of Status  as an  Employee.  Unless  otherwise
                     ----------------------------------------
provided in an Incentive Agreement, if an Employee's employment by the Company is terminated, except if such termination is voluntary or occurs due to retirement with the consent of the Board or due to death or disability, then the Option, to the extent not exercised, shall terminate on the date on which the Employee's employment by the Company is terminated. If an Employee's termination is voluntary or occurs due to retirement with the consent of the Board, then the Employee may after the date such Employee ceases to be an employee of the Company, exercise his Option at any time within three (3) months after the date he ceases to be an Employee of the Company, but only to the extent that he was entitled to exercise it on the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate. In no event may the period of exercise in the case of Incentive Stock Options extend more than three (3) months beyond termination of employment.

              (c)    Disability.  Unless  otherwise  provided  in the  Incentive
                     -----------
Agreement, notwithstanding the provisions of Section 7.8(b) above, in the event an Employee is unable to continue his employment with the Company as a result of his permanent and total disability (as defined in Section 22(e)(3) of the Code), he may exercise his Option at any time within six (6) months from the date of termination, but only to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate. In no event may the period of exercise in the case of an Incentive Stock Option extend more than six (6) months beyond the date the Employee is unable to continue employment due to such disability.

              (d)    Death.   Unless   otherwise   provided  in  the   Incentive
                     ------
Agreement, if an Optionee dies during the term of the Option and is at the time of his death an Employee who shall have been in continuous status as an Employee since the date of Grant of the Option, the Option may be exercised at any time within six (6) months following the date of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that an Optionee was entitled to exercise the Option on the date of death, or if the Optionee's estate, or person who acquired the right to exercise the Option by bequest or inheritance, does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate. In no event may the period of exercise in the case of an Incentive Stock Option extend more than six (6) months beyond the date of the Employee's death.

       7.9    Option  Reissuance.  The  Board or the  Committee  shall  have the
              -------------------
authority to effect, at any time and from time to time, with the consent of the affected Participant, the cancellation of any or all outstanding Options under this Section 7 and grant in substitution new Options under the Plan covering the same or a different number of Common Shares but with an exercise price not less than (i) 75% of the Fair Market Value per share on the new Date of Grant or (ii) 100% of the Fair Market Value per share in the case of Incentive Stock Options.

       7.10   Incentive Stock Options - Disposition of Shares. In the case of an
              ------------------------------------------------
Incentive Stock Option, a Participant who disposes of Common Shares acquired upon exercise of such Incentive Stock Option by sale or exchange (i) within two
(2) years after the Date of Grant of the Option, or (ii) within one (1) year after the exercise of the Option, shall notify the Company of such disposition and the amount realized upon such disposition.

       7.11   Incentive   Agreement.   Each  grant  shall  be  evidenced  by  an
              ----------------------
agreement, which shall be executed on behalf of the Company by any officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Board or the Committee may determine consistent with this Plan.

8.     Restricted Shares.
-------------------------

       Restricted Shares are shares of Common Stock which are sold or transferred by the Company to a Participant at a price which may be below their Fair Market Value, or for no payment, but subject to restrictions on their sale or other transfer by the Participant. The transfer of Restricted Shares and the transfer and sale of Restricted Shares shall be subject to the following terms and conditions:

       8.1    Number  of  Shares.   The  number  of  Restricted   Shares  to  be
              -------------------
transferred or sold by the Company to a Participant shall be determined by the Board or Committee, if any.

       8.2    Sale Price. The Board shall determine the prices, if any, at which
              -----------
Restricted Shares shall be sold to Participant, which may vary from time to time and among Participants, and which may be below the Fair Market Value of such shares of Common Stock on the date of sale.

       8.3    Restrictions.  All Restricted Shares transferred or sold hereunder
              -------------
shall be subject to such restrictions as the Board may determine, including, without limitation, any or all of the following:

              (a) a prohibition against the sale, transfer, pledge or other encumbrance of the Restricted Shares, such prohibition to lapse at such time or times as the Board or the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such Restricted Shares, or otherwise);

              (b) a requirement that the holder of Restricted Shares forfeit or resell back to the Company, at his cost, all or a part of such Restricted Shares in the event of termination of his employment during any period in which such Restricted Shares are subject to restrictions; and

              (c) a prohibition against employment of the holder of such Restricted Shares by any competitor of the Company or a subsidiary of the Company, or against such holder's dissemination of any secret or confidential information belonging to the Company or a subsidiary of the Company.

       8.4    Escrow. In order to enforce the restrictions  imposed by the Board
              -------
pursuant to Section 8.3 above, the Participant receiving Restricted Shares shall enter into an agreement with the Company setting forth the conditions of the grant. Restricted Shares shall be registered in the name of the Participant and deposited, together with a stock power endorsed in blank, with the Company.

       8.5    End of  Restrictions.  Subject to Section  8.3,  at the end of any
              ---------------------
time period during which the Restricted Shares are subject to forfeiture and restrictions on transfer, such Restricted Shares will be delivered, free of all restrictions, to the Participant or to the Participant's legal representative, beneficiary or heir.

       8.6    Stockholder. Subject to the terms and conditions of the Plan, each
              ------------
Participant receiving Restricted Shares shall have all the rights of a stockholder with respect to such shares of stock during any period which such shares are subject to forfeiture and restrictions on transfer, including, without limitation, the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to the Restricted Shares shall be paid to the Participant currently.

       8.7    Ownership  of  Restricted   Shares.   Each  grant  or  sale  shall
              -----------------------------------
constitute an immediate transfer of the ownership of the Restricted Shares to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the "substantial risk of forfeiture" and restrictions on transfer referred to hereinafter.

       8.8    Additional  Consideration.  Each grant or sale may be made without
              --------------------------
additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value per share on the Date of Grant.

       8.9    Substantial Risk of Forfeiture.
              -------------------------------

              (a) Each grant or sale shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Board or the Committee on the Date of Grant.

              (b) Each grant or sale shall provide that, during the period for which substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board or the Committee on the Date or Grant. Such restrictions may include without limitation rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

       8.10   Dividends. Any grant or sale may require that any or all dividends
              ----------
or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional Common Shares, which may be subject to the same restrictions as the underlying award or such other restrictions as the Board of the Committee may determine.

       8.11   Additional  Grants.  Successive grants or sales may be made to the
              -------------------
same Participant regardless of whether any Restricted Shares previously granted or sold to a Participant remain restricted.

9.     Deferred Shares.
-----------------------

       The Board or the Committee may authorize grants or sales of Deferred Shares to Participants upon such terms and conditions as the Board or the Committee may determine in accordance with the following provisions:

       9.1    Performance  Conditions.  Each grant or sale shall  constitute the
              ------------------------
agreement by the Company to issue or transfer Common Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Board or the Committee may specify.

       9.2    Additional  Consideration.  Each grant or sale may be made without
              --------------------------
additional consideration from the Participant or in consideration of a payment by the participant that is less than the Fair Market Value per shares on the Date of Grant.

       9.3    Deferral  Period.  Each  grant  or sale  shall  provide  that  the
              -----------------
Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Board or the Committee on the Date of Grant.

       9.4    Ownership of Shares.  During the Deferral Period,  the Participant
              --------------------
shall not have any right to transfer any rights under the subject award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote the Deferred Shares, but the Board or the Committee may on or after the Date of Grant authorize the payment of dividend equivalents on the Deferred Shares in cash or additional Common Shares on a current, deferred or contingent basis.

       9.5    Additional  Grants.  Successive grants or sales may be made to the
              -------------------
same Participant regardless of whether any Deferred Shares previously granted or sold to a Participant have vested.

       9.6    Agreement.  Each grant or sale shall be evidenced by an agreement,
              ----------
which shall be executed on behalf of the Company by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board or the Committee may determine consistent with this Plan.

10.    Performance Shares and Performance Units.
------------------------------------------------

       The Board or the Committee may authorize grants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Management Objectives, upon such terms and conditions as the Board or the Committee may determine in accordance with the following provisions:

       10.1   Number.  Each grant shall specify the number of Performance Shares
              -------
or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

       10.2   Performance  Period.  The Performance  Period with respect to each
              --------------------
Performance Share or Performance Unit shall be determined by the Board or the Committee on the Date of Grant.

       10.3   Management Objectives.
              ----------------------

              (a) Each grant shall specify the Management Objectives that are to be achieved by the Participant, which may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or the Subsidiary, division, department or function within the Company or Subsidiary in which the Participant is employed or with respect to which the participant provides consulting services.

              (b) Each grant shall specify in respect of the specified Management Objectives a minimum acceptable level of achievement below which no payment will be made and shall set forth a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specified Management Objectives.

              (c) The Board or the Committee may adjust Management Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Board or the Committee, events or transactions have occurred after the Date of Grant that are unrelated to the performance of the Participant and result in distortion of the Management Objectives or the related minimum acceptable level of achievement.

       10.4   Payment.
              --------

              (a) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Company in cash, Common Shares or any combination thereof and may either grant to the Participant or reserve to the Board or the Committee the right to elect among those alternatives.

              (b) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board or the Committee on the Date of Grant. Any grant of Performance Units may specify that the amount payable, on the number of Common Shares issued, with respect thereto may not exceed maximums specified by the Board or the Committee Shares on the Date of Grant.

       10.5   Dividends.  On or after the Date of Grant of  Performance  Shares,
              ----------
the Board or the Committee may provide for the payment to the Participant of dividend equivalents thereon in cash or additional Common Shares on a current, deferred or contingent basis.

       10.6   Additional  Grants.  Successive  grants  may be made  to the  same
              -------------------
Participant regardless of whether any Performance Shares or Performance Units granted to any Participant have vested.

       10.7   Agreement.  Each grant shall be evidenced by an  agreement,  which
              ----------
shall be executed on behalf of the Company by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board or the Committee may determine consistent with this Plan.

11.    Adjustments Upon Changes in Capitalization or Merger.
------------------------------------------------------------

       Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Incentive Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options nor Incentive Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Incentive Award, as well as the price per share of Common Stock covered by each such outstanding Option or Incentive Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof, shall be made with respect to the number or price of shares of Common Stock subject to an Option or Incentive Award.

       In the event of the proposed dissolution or liquidation of the Company, all Options and Incentive Awards will terminate immediately prior to the consummation of such proposed action unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Incentive Award shall terminate as of a date fixed by the Board and give each holder the right to exercise of its sole discretion in such instances, declare that any Option or Incentive Award shall terminate as of a date fixed by the Board and give each holder the right to exercise his Option or Incentive Award as to all or any part thereof, including Shares as to which the Option or Incentive Award would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option or Incentive Award shall be assumed or an equivalent Option or Incentive Award shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the holder shall have the right to exercise the Option or Incentive Award as to all of the Shares, including Shares as to which the Option or Incentive Award would not otherwise be exercisable. If the Board makes an Option or Incentive Award exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the holder that the Option or Incentive Award shall be fully exercisable for a period of sixty (60) days from the date of such notice (but not later than the expiration of the term of the Option or Incentive Award), and the Option or Incentive Award will terminate upon the expiration of such period.

12.    Transferability.
-----------------------

       Except to the extent otherwise expressly provided in an award, the right to acquire Common Shares or other assets under the Plan may not be assigned, encumbered or otherwise transferred by a Participant and any attempt by a Participant to do so will be null and void. However Option or Incentive Awards granted under this Plan may be transferred by a Participant by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security

Act, as amended, or the rules thereunder. Unless assigned in accordance with the terms of an award, options and other awards granted under this Plan may not be exercised during a Participant's lifetime except by the Participant or, in the event of the Participant's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision.

13.    Time of Granting Incentives.
-----------------------------------

       The Date of Grant of an Option or Incentive Award shall, for all purposes, be the date on which the Board or Committee makes the determination granting such Option or Incentive Award. Notice of the determination shall be given to each Participant to whom an Option or Incentive Award is so granted within a reasonable time after the date of such grant.

14.    Amendment and Termination of the Plan.
---------------------------------------------

       14.1 The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided, however, that the following revisions or amendments shall require approval of the holders of a majority of the outstanding Shares of the Company entitled to vote thereon, to the extent required by law, rule or regulation:

              (a) Any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 11 of the Plan;

              (b) Any change in the designation of the persons eligible (or any change in the class of Employees eligible, in the case of Incentive Stock Options) to be granted Options or Incentive Awards involving Shares; or

              (c) If the Company has a class of equity security registered under Section 12 of the Exchange Act at the time of such revision or amendment, any material increase in the benefits accruing to participants under the Plan.

       14.2   Notwithstanding  the  foregoing,  stockholder  approval under this
Section 14 shall only be required at such time as (A) any rules of the National Association of Securities Dealers' Automated Quotation System-National Market System shall require stockholder approval of a plan or arrangement pursuant to which Common Stock may be acquired by officers or directors of the Company, and/or (B) any rule or regulation promulgated by the Securities and Exchange Commission, or (C) if Section 422 of the Code shall require shareholder approval of an amendment to the Plan.

       14.3 Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

       14.4 Notwithstanding the foregoing, this Plan shall terminate upon the earlier of (i) the Termination Date or such earlier date as the Board shall
-------
determine, or (ii) the date on which all awards available for issuance in the last year of the Plan shall have been issued or canceled. Upon termination of the Plan, no further awards may be granted, but all grants outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the agreements evidencing such grants.

15.    Withholding Taxes.
-------------------------

       The Company is authorized to withhold income taxes as required under applicable laws or regulations. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of any taxes required to be withheld. At the discretion of the Board or the Committee, any such arrangements may without limitation include relinquishment of a portion of any such payment or benefit or the surrender of outstanding Common Shares. The Company and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

16.    Corporate Transaction or Change of Control.
--------------------------------------------------

       The Board or the Committee shall have the right in its sole discretion to include with respect to any award granted to a Participant hereunder provisions accelerating the benefits of the award in the event of a Corporate Transaction or Change of Control, which acceleration rights may be granted in connection with an award pursuant to the agreement evidencing the same or at any time after an award has been granted to a Participant.

17.    Miscellaneous Provisions.
--------------------------------

       17.1   Plan  Expense.  Any expenses of  administering  this Plan shall be
              --------------
borne by the Company.

       17.2   Construction  of Plan.  The  place of  administration  of the Plan
              ----------------------
shall be in the State of Nevada, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of Nevada without regard to conflict of law principles and, where applicable, in accordance with the Code.

       17.3   Other  Compensation.  The Board or the Committee may condition the
              --------------------
grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

       17.4   Continuation of Employment or Services. This Plan shall not confer
              ---------------------------------------
upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary and shall not interfere in any way with any right that the Company or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting other or additional compensation arrangements for its employees.

       17.5   Tax-Qualified  Options.  To the extent that any  provision of this
              -----------------------
Plan would prevent any Option that was intended to qualify as a Tax-Qualified Option from so qualifying, any such provision shall be null and void with respect to any such Option; provided, however, that any such provision shall remain in effect with respect to other Options, and there shall be no further effect on any provision of this Plan.

       17.6   Certain   Terminations  of  Employment  or  Consulting   Services,
              ------------------------------------------------------------------
Hardship and Approved Leaves of Absence.  Notwithstanding any other provision of
----------------------------------------
this Plan to the contrary, in the event of termination of employment or consulting services by reason of death, disability, normal retirement, early retirement with the consent of the Company, termination of employment or consulting services to enter public or military service with the consent of the Company or leave of absence approved by the Company, or in the event of hardship or other special circumstances, of a Participant who holds an Option that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Performance Shares or Performance Units that have not been fully earned, or any Common Shares that are subject to any transfer restriction pursuant to Section 8 of this Plan, the Board or the Committee may take any action that it deems to be equitable under the circumstances or in the best interest of the Company, including without limitation waiving or modifying any limitation or requirement with respect to any award under this Plan.

       17.7   Binding  Effect.  The  provisions  of the Plan shall  inure to the
              ----------------
benefit of, and be binding upon, the Company and its successors or assigns, and the Participants, their legal representatives, their heirs or legacees and their permitted assignees.

       17.8   Exchange  Act  Compliance.  With  respect  to  persons  subject to
              --------------------------
Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Board or the Committee fails to so comply, they shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board or the Committee.

       17.9   Conditions upon Issuance of Shares.
              -----------------------------------

              (a) Shares shall not be issued pursuant to the exercise of an Option or Incentive Award unless the exercise of such Option or Incentive Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

              (b) As a condition to the exercise of an Option or Incentive Award, the Company may require the person exercising such Option or Incentive



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Award to represent  and warrant at the time of any such exercise that the Shares are being purchased or otherwise acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company such a representation is required by any of the aforementioned relevant provisions of law.

              (c) Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Share hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

       17.10  Fractional  Shares. The Company shall not be required to issue any
              -------------------
fractional Common Shares pursuant to this Plan. The Board or the Committee may provide for the elimination of fractions or for the settlement thereof in cash.

       17.11  Reservation  of Shares.  The Company will at all times reserve and
              -----------------------
keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

       17.12  Indemnification.   In   addition   to   such   other   rights   of
              ----------------
indemnification as they may have as members of the Board, the members of the Board and of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option or Incentive Award, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Board member or Committee member shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Board member or Committee member undertakes to handle and defend it on his own behalf.

       17.13  Gender.  For  purposes of this Plan,  words used in the  masculine
              -------
gender shall include the feminine and neuter, and the singular shall include the plural and vice versa, as appropriate.

       17.14  Use of Proceeds.  Any cash  proceeds  received by the Company from
              ----------------
the sale of Common Shares under the Plan shall be used for general corporate purposes.

       17.15  Regulatory Approvals.
              ---------------------

              (a) The implementation of the Plan, the granting of any awards under the Plan and the issuance of any Common Shares shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the awards granted under it and the Common Shares issued pursuant to it.

              (b) No Common Shares or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the Common



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Shares issuable under the Plan, and all applicable  listing  requirements of any securities exchange on which the Common Shares are then listed for trading.

       17.16  Other Tax Matters.  Reference herein to the Code and any described
              ------------------
tax consequences related to the Plan or the granting or exercise of an award hereunder pertain only to those persons (including the Company) subject to the tax laws of the United States of America or any state or territory thereof and include all amendments to the Code enacted hereafter.